UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a‑101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a‑12

TE CONNECTIVITY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 11, 2020. TE CONNECTIVITY LTD. You are receiving this communication because you hold shares in the company named above. TE CONNECTIVITY LTD. MUHLENSTRASSE 26 CH-8200 SCHAFFHAUSEN, SWITZERLAND This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E88525-P31364-P31499 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual General Meeting For holders as of: Close of business (Eastern Standard Time) on February 20, 2020 Date: March 11, 2020 Time: 2:00 p.m., Central European Time (9:00 a.m., Eastern Daylight Time) Location: Park Hyatt Hotel Beethoven-Strasse 21 8002 Zürich, Switzerland

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E88526-P31364-P31499 Vote In Person: The proxy materials described above contain information regarding admittance to the Meeting and for voting in person at the Meeting. At the Meeting, you must request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT TO SHAREHOLDERS How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 25, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends a vote "FOR" each of the director nominees listed below and "FOR" each agenda item (including each subpart thereof). 5.2 To approve the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2019 To approve the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 27, 2019 1. Election of Directors 5.3 1a. Pierre R. Brondeau 6. To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 27, 2019 1b. Terrence R. Curtin 1c. Carol A. ("John") Davidson 7.1 To elect Deloitte & Touche LLP as TE Connectivity's independent registered public accounting firm for fiscal year 2020 1d. Lynn A. Dugle 1e. William A. Jeffrey 7.2 To elect Deloitte AG, Zürich, Switzerland, as TE Connectivity's Swiss registered auditor until the next annual general meeting of TE Connectivity To elect PricewaterhouseCoopers AG, Zürich, Switzerland, as TE Connectivity's special auditor until the next annual general meeting of TE Connectivity 1f. David M. Kerko 7.3 1g. Thomas J. Lynch 1h. Yong Nam 8. An advisory vote to approve named executive officer compensation 1i. Daniel J. Phelan 9. A binding vote to approve fiscal year 2021 maximum aggregate compensation amount for executive management 1j. Abhijit Y. Talwalkar 1k. Mark C. Trudeau 10. A binding vote to approve fiscal year 2021 maximum aggregate compensation amount for the Board of Directors 1l. Dawn C. Willoughby 11. To approve the carryforward of unappropriated accumulated earnings at September 27, 2019 To approve a dividend payment to shareholders equal to $1.92 per issued share to be paid in four equal quarterly installments of $0.48 starting with the third fiscal quarter of 2020 and ending in the second fiscal quarter of 2021 pursuant to the terms of the dividend resolution To approve a renewal of authorized capital and related amendment to our articles of association 1m. Laura H. Wright 12. 2. To elect Thomas J. Lynch as the Chairman of the Board of Directors 3. To elect the individual members of the Management Development and Compensation Committee 13. 3a. Daniel J. Phelan 3b. Abhijit Y. Talwalkar 14. To approve a reduction of share capital for shares acquired under TE Connectivity's share repurchase program and related amendments to the articles of association of TE Connectivity Ltd. 3c. Mark C. Trudeau 3d. Dawn C. Willoughby 15. To approve any adjournments or postponements of the meeting 4. To elect Dr. René Schwarzenbach, of Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Schwarzenbach is unable to serve at the relevant meeting, as the independent proxy at the 2021 annual meeting of TE Connectivity and any shareholder meeting that may be held prior to that meeting 5.1 To approve the 2019 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 27, 2019, the consolidated financial statements for the fiscal year ended September 27, 2019 and the Swiss Compensation Report for the fiscal year ended September 27, 2019) E88527-P31364-P31499 Voting Items

()' ;::,'